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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                                December 22, 1999
              Date  of  Report  (Date  of  earliest event reported):




                                 SUPERGEN, INC.
             (Exact name of registrant as specified in its charter)




       Delaware                 0-27628                   91-1841574
    (State or other           (Commission                (IRS Employer
    jurisdiction of           File Number)            Identification No.)
    incorporation)


  TWO ANNABEL LANE, SUITE 220, SAN RAMON, CALIFORNIA         94583
        (Address of principal executive offices)           (Zip Code)





      Registrant's telephone number, including area code: (925) 327-0200



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ITEM 5.  AGREEMENTS WITH ABBOTT LABORATORIES

     On December 21, 1999, SuperGen, Inc. (the "Company") entered into three agreements with Abbott Laboratories ("Abbott") pursuant to which Abbott will undertake to market and distribute the Company's products and invest in shares of common stock of the Company, as discussed in detail below. THE FOLLOWING DESCRIPTION OF THE AGREEMENTS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ACTUAL PROVISIONS OF THE WORLDWIDE AGREEMENT, U.S. DISTRIBUTION AGREEMENT AND THE STOCK PURCHASE AGREEMENT FILED AS EXHIBITS TO THIS REPORT.

     The Worldwide Sales, Distribution, and Development Agreement ("Worldwide Agreement") covers the development, marketing and distribution of rubitecan, an oral chemotherapy compound in the camptothecin class which is currently in Phase III studies for the treatment of pancreatic cancer. The Worldwide Agreement grants Abbott an exclusive license to distribute and promote rubitecan outside the United States, and to co-promote rubitecan with the Company within the United States. Under the Worldwide Agreement, the Company shall be responsible to pursue the clinical development of rubitecan and to secure regulatory approval of the product in the United States, Canada and the member states of the European Union, while Abbott shall be responsible to obtain regulatory approval of the product in the other countries in the world. While the Company shall be responsible for manufacturing, packaging, sterilization and labeling of the product, Abbott shall be the exclusive distributor of the product throughout the world. The co-promotion activities within the United States and the clinical development will be supervised and overseen by a U.S. Marketing Board and Clinical Development Committee, respectively, each of which shall be comprised of representatives from Abbott and the Company. The Worldwide Agreement specifies in detail the pricing terms, sharing of expenses and profits, and royalty payments. In the U.S. market, the profit from selling the product shall be shared between the parties, fifty percent (50%) for the Company and fifty percent (50%) for Abbott. Abbott shall pay the Company royalties and transfer fees based on product sales outside of the United States.

     In addition, Abbott is to make a number of equity investments in the Company of up to $81,500,000 in nine tranches over time and certain other cash payments to the Company, which when aggregated with the equity investments amount to approximately $150,000,000. The purchase price of the securities shall be determined based on the market price at the time of the purchase. Each equity investment and cash payment is tied to and conditioned upon the achievement of certain milestones based on, among other things, steps in the regulatory approval process both in the United States and other countries in the international territory, the launch of the product in particular territories, and the target sales of the product. There can be no guarantee that such milestones will be achieved. Closing of the initial $26,500,000 equity investment is expected shortly as all material conditions have been satisfied. An unconditional $5,000,000 cash payment is expected in January 2000 pursuant to the terms of the U.S. Distribution Agreement. Abbott may request that the Company register the equity securities purchased by Abbott.

     The Company has also granted Abbott an option to purchase up to 49% of the outstanding shares of common stock of the Company at an exercise price of $85 per share. Abbott's ability to

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exercise  the  option  is  conditioned   upon,   among  others,   the  continued
effectiveness of the Worldwide Agreement.

     Under a separate U.S. Distribution Agreement, Abbott shall become the exclusive U.S. distributor for Nipent -Registered Trademark-, the Company's currently marketed product for the treatment of hairy cell leukemia. The Company retains U.S. marketing rights for Nipent -Registered Trademark-.

     In addition to the business risks identified by the Company in reports filed pursuant to the Securities Exchange Act of 1934, including in its Annual Report on Form 10-K, as amended, and Quarterly Reports on Form 10-Q, consummation of the transactions contemplated by the above agreements, including without limitation, equity purchases and cash payments, are subject to numerous risks and conditions, including without limitation, failure to achieve milestones, failure to achieve regulatory approval, commercial viability or market acceptance of the Company's product, and continued effectiveness of the agreements. In addition, Abbott's option to purchase a number of shares of common stock equal to up to 49% of the Company's outstanding common stock may not be approved by the Company's shareholders, may not receive regulatory approval, and if approved may dilute other Company shareholders and may provide Abbott with significant influence over management of the Company. If exercised, Abbott's share ownership, together with Abbott's contractual right of first discussion with respect to the Company's product portfolio and its right of first refusal to acquire the Company, may discourage other third parties from acquiring the Company. Additionally, the Worldwide Agreements may be terminated in its entirety or on a territory-by-territory basis for a variety of reasons, including reasons related to approval or market acceptance of the product.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits
          99.1*          Common Stock and Option Purchase Agreement, dated
                         December 21, 1999, between the Registrant and Abbott
                         Laboratories.

          99.2           Form Registration Rights Agreement

          99.3*          Worldwide Sales, Distribution, and Development
                         Agreement, dated December 21, 1999, between the
                         Registrant and Abbott Laboratories.

          99.4*          U.S. Distribution Agreement, dated December 21,
                         1999, between the Registrant and Abbott Laboratories.

                         * Confidential treatment has been requested.
                         ----------------------------



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SUPERGEN, INC.



     Date:  January 7, 2000         By:   /s/ Joseph Rubinfeld
                                         -------------------------------------

                                    Joseph Rubinfeld, Ph.D.
                                    Chief Executive Officer, President
                                    and Director


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                                                      EXHIBIT INDEX

    Exhibit No.                       Description

      99.1*          Common Stock and Option Purchase Agreement, dated
                     December 21, 1999, between the Registrant and Abbott
                     Laboratories.

      99.2           Form Registration Rights Agreement

      99.3*          Worldwide Sales, Distribution, and Development
                     Agreement, dated December 21, 1999, between the
                     Registrant and Abbott Laboratories.

      99.4*          U.S. Distribution Agreement, dated December 21,
                     1999, between the Registrant and Abbott Laboratories.

                     * Confidential treatment has been requested.